EXHIBIT 99.1 - PRESS RELEASE


For:       Standard Motor Products, Inc.

From:      Golin/Harris International
           Kevin Kirkeby
           212-697-9191

           Standard Motor Products, Inc. Contact:
           James J. Burke, Chief Financial Officer
           718-392-0200


                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES

              SECOND QUARTER 2003 EARNINGS AND A QUARTERLY DIVIDEND

New York, NY, July 24, 2003......Standard Motor Products, Inc. (NYSE:SMP) an
automotive replacement parts manufacturer and distributor, reported consolidated net sales for the second quarter of 2003, the three months ended June 30, 2003, of $166.1 million, compared to consolidated net sales of $180.6 million during the comparable quarter in 2002. Earnings from continuing operations for the second quarter of 2003 were $4.3 million or 34 cents per diluted share, compared to $6.3 million or 48 cents per diluted share, in the second quarter of 2002.

Consolidated net sales for the six month period ended June 30, 2003 were $301.9 million, compared to consolidated net sales of $307 million during the comparable period in 2002. Earnings from continuing operations for the six month period ended June 30, 2003 were $3.7 million, or 30 cents per diluted share, compared to $4.3 million, or 36 cents per diluted share, for the comparable period in 2002. The results for the six month period ended June 30, 2003 were negatively impacted by $0.8 million in currency exchange loss.

Mr. James Burke, Standard Motor Products, Chief Financial Officer, said, "The consolidated balance sheet reflected the previously announced acquisition of Dana Corporation's Engine Management Division (DEM), effective as of June 30, 2003. DEM's results of operations will begin to be reflected in our statement of operations for the third quarter 2003."

Commenting on the results, Mr. Lawrence Sills, Standard Motor Products' Chief Executive Officer, said, "Though Engine Management net sales were down $6.7 million in the second quarter, they are ahead over $4 million for the year. Temperature Control net sales decreased nearly $10 million for the quarter and $13.4 million for the first half, because of the previously announced loss of sales to AutoZone and the very cool and wet weather conditions existing in spring and early summer."


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Mr. Sills added, "We are pleased with the continued improvement in gross margins. We are ahead of last year by 0.4 points for the quarter and 0.6 points year to date. The improvement in the second quarter was significant, considering the reduction in net sales."

Regarding the acquisition of DEM, Mr. Sills stated, "Thus far we are proceeding on schedule. We have publicly announced that seven of the nine Dana facilities will be closed over the next 18 months and their operations merged with existing Standard Motor Products plants. We are comfortable with our original estimates of $30-35 million for restructuring and integration costs over this period and $55 million in annual savings by 2005."





The Board of Directors has approved payment of a quarterly dividend of nine cents per share on the common stock outstanding. The dividend will be paid on September 2, 2003 to stockholders of record on August 15, 2003.






Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Friday, July 25, 2003. The dial in number is 800-362-0571. The playback number is 800-839-3734 (domestic) 402-220-2976 (international) and the ID # is J405.







UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE, AND DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.





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                             STANDARD MOTOR PRODUCTS
                     CONDENSED CONSOLIDATING BALANCE SHEETS
                             (Dollars in thousands)

                                     ASSETS

                                                          June 30,  December 31,
                                                            2003        2002

                                                         ---------  ------------

Cash                                                      $  7,404      $  9,690
Marketable securities                                        5,700         7,200

Accounts receivable, gross                                 266,832       122,526
Allowance for doubtful accounts                              9,268         4,882
                                                          --------      --------
Accounts receivable, net                                   257,564       117,644

Inventories                                                264,311       174,785
Other current assets                                        19,013        19,041

                                                          --------      --------
Total current assets                                       553,992       328,360
                                                          --------      --------

Property, plant and equipment, net                         116,911       103,822
Goodwill                                                    79,867        16,683
Other assets                                                40,649        41,893

                                                           --------      --------
Total assets                                              $791,419      $490,758
                                                          ========      ========



                      LIABILITIES AND STOCKHOLDERS' EQUITY


Notes payable                                             $  3,643      $  3,369
Current portion of long term debt                            3,958         4,108
Accounts payable trade                                      78,277        35,744
Accrued customer returns                                    35,607        16,341
Other current liabilities                                   87,795        51,866

                                                           --------      --------
Total current liabilities                                  209,280       111,428
                                                          --------      --------

Long-term debt                                             272,931       169,440
Accrued asbestos liabilities                                25,287        25,595
Postretirement & other liabilities                          53,056        30,414

                                                          --------      --------
Total liabilities                                          560,554       336,877
                                                          --------      --------

Total stockholders' equity                                 230,865       153,881

                                                          --------      --------
Total liabilities and stockholders' equity                $791,419      $490,758
                                                          ========      ========

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                          STANDARD MOTOR PRODUCTS, INC.
                      Consolidated Statements of Operations


(Dollars in thousands, except per share amounts)


                                                                      THREE-MONTHS ENDED             SIX-MONTHS ENDED
                                                                            JUNE 30,                      JUNE 30,
                                                                   2003             2002           2003            2002
                                                               ------------    ------------    ------------    ------------

NET SALES                                                      $    166,125    $    180,629    $    301,850    $    306,950

COST OF SALES                                                       122,306         133,729         223,491         228,880
                                                               ------------    ------------    ------------    ------------

GROSS PROFIT                                                         43,819          46,900          78,359          78,070

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                           33,279          34,519          65,491          65,582
                                                               ------------    ------------    ------------    ------------

OPERATING INCOME                                                     10,540          12,381          12,868          12,488

OTHER INCOME (EXPENSE), NET                                            (129)             88            (403)            756

INTEREST EXPENSE                                                      3,188           3,809           6,206           7,271
                                                               ------------    ------------    ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES                      7,223           8,660           6,259           5,973

INCOME TAX EXPENSE                                                    2,923           2,393           2,566           1,627
                                                               ------------    ------------    ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS                                   4,300           6,267           3,693           4,346

LOSS FROM DISCONTINUED OPERATION, NET OF TAX                           (433)           (806)           (781)         (1,125)
                                                               ------------    ------------    ------------    ------------

EARNINGS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                3,867           5,461           2,912           3,221

CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX                     --              --              --           (18,350)
                                                               ------------    ------------    ------------    ------------

NET EARNINGS (LOSS)                                            $      3,867    $      5,461    $      2,912    $    (15,129)
                                                               ============    ============    ============    ============




NET EARNING (LOSS) PER COMMON SHARE:

   BASIC EARNINGS (LOSS) FROM CONTINUING OPERATIONS            $       0.34    $       0.53    $       0.30    $       0.36
   DISCONTINUED OPERATION                                             (0.03)          (0.07)          (0.06)          (0.09)
   CUMULATIVE EFFECT OF ACCOUNTING CHANGE                              --              --              --             (1.54)
                                                               ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - BASIC                $       0.31    $       0.46    $       0.24    $      (1.27)
                                                               ============    ============    ============    ============


   DILUTED EARNINGS (LOSS) FROM CONTINUING OPERATIONS          $       0.34    $       0.48    $       0.30    $       0.36
   DISCONTINUED OPERATION                                             (0.03)          (0.05)          (0.06)          (0.09)
   CUMULATIVE EFFECT OF ACCOUNTING CHANGE                              --              --              --             (1.53)
                                                               ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - DILUTED              $       0.31    $       0.43    $       0.24    $      (1.26)
                                                               ============    ============    ============    ============


WEIGHTED AVERAGE NUMBER OF COMMON SHARES                         12,493,796      11,918,439      12,234,764      11,873,288
WEIGHTED AVERAGE NUMBER OF COMMON SHARES AND DILUTIVE SHARES     15,334,225      14,840,360      12,305,907      11,984,935



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